Exhibit (17)(e)

                                    GMO TRUST

                               GMO U.S. CORE FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

     This proxy is solicited on behalf of the board of trustees GMO Trust, on behalf of its series, GMO U.S. Core Fund (the "Fund"). The undersigned hereby
appoints [    ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Fund at the Special Meeting of Shareholders to be held at [ ]:[ ] [a/p].m., local time, on [ ], 2005 at the offices of [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.




           Date    [       ], 2005

           YOUR VOTE IS VERY IMPORTANT.
           PLEASE COMPLETE, SIGN, DATE AND
           RETURN THE ENCLOSED PROXY CARD
           PROMPTLY.



             Signature(s) of Shareholder(s)    (Sign in the Box)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization.

      FOR  |_|           AGAINST  |_|           ABSTAIN  |_|


(2) To transact such other business as may properly come before the meeting.


                 We need your vote before _______________, 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                    GMO TRUST

                                 GMO VALUE FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

     This proxy is solicited on behalf of the board of trustees GMO Trust, on behalf of its series, GMO Value Fund (the "Fund"). The undersigned hereby
appoints [    ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Fund at the Special Meeting of Shareholders to be held at [ ]:[ ] [a/p].m., local time, on [ ], 2005 at the offices of [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.




           Date    [       ], 2005

           YOUR VOTE IS VERY IMPORTANT.
           PLEASE COMPLETE, SIGN, DATE AND
           RETURN THE ENCLOSED PROXY CARD
           PROMPTLY.



             Signature(s) of Shareholder(s)   (Sign in the Box)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization.

      FOR   |_|             AGAINST  |_|            ABSTAIN  |_|


(2) To transact such other business as may properly come before the meeting.


                 We need your vote before _______________, 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                    GMO TRUST

                            GMO INTRINSIC VALUE FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

     This proxy is solicited on behalf of the board of trustees GMO Trust, on behalf of its series, GMO Intrinsic Value Fund (the "Fund"). The undersigned
hereby appoints [    ] and [ ], each of them (with full powers of substitution)
to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Fund at the Special Meeting of Shareholders to be held at [ ]:[ ] [a/p].m., local time, on [ ], 2005 at the offices of [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.




           Date    [       ], 2005

           YOUR VOTE IS VERY IMPORTANT.
           PLEASE COMPLETE, SIGN, DATE AND
           RETURN THE ENCLOSED PROXY CARD
           PROMPTLY.



             Signature(s) of Shareholder(s)   (Sign in the Box)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization.

       FOR   |_|            AGAINST  |_|           ABSTAIN  |_|


(2) To transact such other business as may properly come before the meeting.


                 We need your vote before _______________, 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                    GMO TRUST

                                 GMO GROWTH FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

     This proxy is solicited on behalf of the board of trustees GMO Trust, on behalf of its series, GMO Growth Fund (the "Fund"). The undersigned hereby
appoints [    ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Fund at the Special Meeting of Shareholders to be held at [ ]:[ ] [a/p].m., local time, on [ ], 2005 at the offices of [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.




           Date       [       ], 2005

           YOUR VOTE IS VERY IMPORTANT.
           PLEASE COMPLETE, SIGN, DATE AND
           RETURN THE ENCLOSED PROXY CARD
           PROMPTLY.



             Signature(s) of Shareholder(s)   (Sign in the Box)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization.

         FOR   |_|             AGAINST  |_|            ABSTAIN  |_|


(2) To transact such other business as may properly come before the meeting.


                 We need your vote before _______________, 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                    GMO TRUST

                          GMO SMALL/MID CAP VALUE FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

     This proxy is solicited on behalf of the board of trustees GMO Trust, on behalf of its series, GMO Small/Mid Cap Value Fund (the "Fund"). The undersigned
hereby appoints [     ] and [ ], each of them (with full powers of substitution)
to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Fund at the Special Meeting of Shareholders to be held at [ ]:[ ] [a/p].m., local time, on [ ], 2005 at the offices of [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.




           Date       [       ], 2005

           YOUR VOTE IS VERY IMPORTANT.
           PLEASE COMPLETE, SIGN, DATE AND
           RETURN THE ENCLOSED PROXY CARD
           PROMPTLY.



             Signature(s) of Shareholder(s)   (Sign in the Box)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization.

         FOR   |_|            AGAINST  |_|            ABSTAIN  |_|


(2) To transact such other business as may properly come before the meeting.


                 We need your vote before _______________, 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                    GMO TRUST

                          GMO SMALL/MID CAP GROWTH FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

     This proxy is solicited on behalf of the board of trustees GMO Trust, on behalf of its series, GMO Small/Mid Cap Growth Fund (the "Fund"). The
undersigned hereby appoints [      ] and [ ], each of them (with full powers of
substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Fund at the Special Meeting of Shareholders to be held at [ ]:[ ] [a/p].m., local time, on [ ], 2005 at the offices of [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.




           Date       [       ], 2005

           YOUR VOTE IS VERY IMPORTANT.
           PLEASE COMPLETE, SIGN, DATE AND
           RETURN THE ENCLOSED PROXY CARD
           PROMPTLY.



             Signature(s) of Shareholder(s)   (Sign in the Box)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization.

         FOR   |_|            AGAINST  |_|            ABSTAIN  |_|


(2) To transact such other business as may properly come before the meeting.


                 We need your vote before _______________, 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                    GMO TRUST

                    GMO INTERNATIONAL DISCIPLINED EQUITY FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

     This proxy is solicited on behalf of the board of trustees GMO Trust, on behalf of its series, GMO International Disciplined Equity Fund (the "Fund").
The undersigned hereby appoints [     ] and [ ], each of them (with full powers
of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Fund at the Special Meeting of Shareholders to be held at [ ]:[ ] [a/p].m., local time, on [ ], 2005 at the offices of [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.




           Date       [       ], 2005

           YOUR VOTE IS VERY IMPORTANT.
           PLEASE COMPLETE, SIGN, DATE AND
           RETURN THE ENCLOSED PROXY CARD
           PROMPTLY.



             Signature(s) of Shareholder(s)   (Sign in the Box)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization.

         FOR  |_|            AGAINST  |_|            ABSTAIN  |_|


(2) To transact such other business as may properly come before the meeting.


                 We need your vote before _______________, 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                    GMO TRUST

                          GMO INTERNATIONAL GROWTH FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

     This proxy is solicited on behalf of the board of trustees GMO Trust, on behalf of its series, GMO International Growth Fund (the "Fund"). The
undersigned hereby appoints [      ] and [ ], each of them (with full powers of
substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Fund at the Special Meeting of Shareholders to be held at [ ]:[ ] [a/p].m., local time, on [ ], 2005 at the offices of [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.




           Date       [       ], 2005

           YOUR VOTE IS VERY IMPORTANT.
           PLEASE COMPLETE, SIGN, DATE AND
           RETURN THE ENCLOSED PROXY CARD
           PROMPTLY.



             Signature(s) of Shareholder(s)   (Sign in the Box)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization.

        FOR  |_|             AGAINST  |_|            ABSTAIN  |_|


(2) To transact such other business as may properly come before the meeting.


                 We need your vote before _______________, 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.